UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2008

BASELINE OIL & GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-116890	30-0226902
State of Incorporation	Commission File Number	IRS Employer I.D. Number

411 North Sam Houston Parkway East, Suite 300, Houston, Texas 77060

Address of principal executive offices

Registrant’s telephone number: (281) 591-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 20, 2008, Baseline Oil & Gas Corp., a Nevada corporation (“we” or the “Company”), announced our first quarter results. A copy of the press release dated May 20, 2008 is attached hereto and is incorporated herewith.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document
Exhibit 99.1	Press release, dated May 20, 2008, announcing first quarter results of Baseline Oil & Gas Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 20, 2008	BASELINE OIL & GAS CORP.

		By:	/s/ Thomas Kaetzer
		Name:	Thomas Kaetzer
		Title:	Chief Executive Officer

Exhibit Index

Exhibit	Name of Document
Exhibit 99.1	Press release, dated May 20, 2008, announcing first quarter results of Baseline Oil & Gas Corp.

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